Exhibit 99.1

UAP

UNITED AGRI PRODUCTS

Investor Presentation

June 2005

Forward Looking Statements and Non-GAAP Measures

This presentation may contain statements that are forward looking, as that term is defined by the Private Securities Litigation Reform Act of 1995 or by the Securities and Exchange Commission in its rules, regulations and releases. These statements include, but are not limited to, discussions regarding industry outlook, the company’s expectations regarding the performance of its business, its liquidity and capital resources and the other non-historical statements in the discussion and analysis. These forward-looking statements are based on management’s beliefs, as well as assumptions made by, and information currently available to, management. When used in this presentation, the words “believe,” “anticipate,” “estimate,” “expect,” “intend” and similar expressions are intended to identify forward-looking statements. Although management believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that these expectations will prove to have been correct. These statements are subject to certain risks, uncertainties and assumptions, including risks related to the seasonality of the company’s business and weather conditions in its markets, its substantial leverage and restrictions contained in its debt agreements, the possibility of liability for pollution and other damage that is not covered by insurance or that exceeds its insurance coverage, its dependence on rebate programs, and other risks identified and discussed under the caption “Risk Factors” in the Form 10-K, filed with the Securities and Exchange Commission on May 27, 2005, and in the other documents the company files with the SEC from time to time.

Forward Looking Statements and Non-GAAP Measures

This presentation uses the non-GAAP financial measures of EBITDA, adjusted EBITDA, free cash flow and average trade working capital. These financial measures exclude the impact of gains on certain asset sales and expenses related to the company’s previously proposed offering of income deposit securities, the write-up of inventory to fair market value, the transition services provided by ConAgra Foods and the management fees paid to Apollo. We believe that EBITDA, adjusted EBITDA, free cash flow and average trade working capital best reflect our ongoing performance and business operations during the periods presented and are more useful to investors for comparative purposes. In addition, management uses these financial measures in internal reporting, in its budgeting and long-range planning processes and in determining performance-based compensation.

The presentation of EBITDA, adjusted EBITDA, free cash flow and average trade working capital is intended to supplement investors’ understanding of our operating performance. These non-GAAP financial measures may not be comparable to similar measures used by other companies. Furthermore, these non-GAAP financial measures are not intended to replace net income (loss), cash flows, financial position, comprehensive income (loss), and working capital, as determined in accordance with principles generally accepted in the United States.

CONFIDENTIAL

COMPANY STORY

Kenny Cordell – Chief Executive Officer

Strong, Proven Management Team

Kenny Cordell

President & CEO

Joined UAP in November 2001

Over 25 years of agricultural industry experience, including positions with FMC (10 years), BASF (3 years) and Rohm & Haas (10 years)

Dave Bullock

Executive Vice President & CFO

Joined UAP in June 2002

Over 13 years of industry experience including positions with FMC (7 years) and Air Products and Chemicals (4 years)

Management has over an 8% ownership stake in UAP on a fully diluted basis

Competitive Strengths

Largest independent distributor of agricultural inputs in the U.S. and Canada in a large yet fragmented industry

Unrivaled nationwide distribution network with 1,100 sales people

Multiple opportunities to leverage existing distribution channel for growth

Strong free cash flow generation

Strong management team with significant shareholder interest alignment

Farm production expenditures have grown at a CAGR of 3.2% over the past 10 years

Agricultural Inputs—Large and Stable Industry

Farm Production Expenditures

($ in billions)

$5.2 $5.4 $5.5 $6.2 $6.7 $7.2 $7.2 $7.5 $8.2 $8.3 $9.3

CAGR = 3.2% $20.3 $8.4 $6.7

1993 $21.8 $9.2 $7.2

1994 $23.2 $10.0 $7.7

1995 $25.6 $10.9 $8.5

1996 $26.6 $10.9 $9.0

1997 $26.8 $10.6 $9.0

1998 $25.7 $9.9 $8.6

1999 $26.0

10.0 $8.5

2000 $27.1 $10.3 $8.6

2001 $26.8 $9.6 $8.9

2002 $27.7 $10.0 $8.4

2003

Chemicals Fertilizer Seed

Planted acres have remained stable over the past 15 years

Planted Acres

(in millions)

318.0

1988

331.2

1989

326.3

1990

325.4

1991

326.5

1992

319.5

1993

325.7

1994

318.3

1995

333.7

1996

332.1

1997

330.0

1998

329.6

1999

328.3

2000

324.8

2001

327.9

2003

Source: USDA

#1 Agricultural Inputs Distributor in U.S. and Canada $ in millions

Retail Sales $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 $0 $2.5 billion

UAP

Helena Chemical

Wilbur-Ellis

Royster-Clark

Agrillance

Southern States Cooperative

Simplot

Western Farm Service

Crop Production Services

UAP dominates the agricultural inputs distribution industry

Source: Company sponsored independent research dated 9/2003. Data reflects calendar year 2002 sales estimates

Unrivaled Nationwide Distribution Network

Billings, MT

Greeley, CO

Greenville, MS

Corporate Headquarters Formulation Facilities Retail Facility

3 formulation facilities 330 retail/wholesale facilities 3,300 employees 1,100 sales people

Extensive distribution network creates a significant competitive advantage for UAP

Significant Growth Opportunities within Existing Markets

Market Share

20% 15% 10% 5% $3.2 Billion Market Opportunity

Seed 3% Market Share

Fertilizer 5% Market Share

Non-crop 7% Market Share

Chemicals 19% Market Share $10 $20 $30

Total Market Size ($ billion)

Focused strategy to close market share gaps on a territory-by-territory basis primarily with existing customer base

Source: UAP Management estimates

Multiple Opportunities for Growth

Industry Consolidation

UAP and other national distributors gaining market share

Seed

12% CAGR since 2001 (17% in 2005)

Private Label

Rapidly increasing share of overall sales (100bps increase in 2005)

Fertilizer

Growth opportunity with existing customer base

15% Adjusted EBITDA FY2005 year-over-year growth

FINANCIAL OVERVIEW

Dave Bullock – Chief Financial Officer

Key Financial Characteristics

Stable and growing revenue stream

Customer and geographic diversification Stable end market demand Continued market share growth

Several margin enhancement opportunities

Private Label

Additional cost savings from best practices Scalable footprint

Strong free cash flow generation

High return on invested capital

97% of EBITDA converted to operating free cash flow (FY2005) Growth requires minimal capital expenditures Significant working capital reduction opportunities

Historical Revenues and Adjusted EBITDA

$ in millions Revenue

Adjusted EBITDA

$2,770.2

FY2002 $2,526.8

FY2003 $2,451.9

FY2004 $2,506.7

FY2005 $85.7

(1)

3.1% $26.9

FY2002 $102.8

4.1%

FY2003 $120.3

4.9%

FY2004 $138.8

5.5%

FY2005

EBITDA

Margin

UAP management has executed its business plan and consistently grown Adjusted EBITDA

Highly Effective Working Capital Management

$ in millions

Average Trade Working Capital[1]



Average Trade Working Capital ($MM)
% of Net Sales
$739.9
26.7%
$599.3
23.7%
$476.2
19.4%
$355.8
14.2%
FY2002
FY2003
FY2004
FY2005

- Average trade working capital has been reduced by more than half since 2002
- Significant opportunities for further trade working capital improvements through:
  - Faster collection of supplier rebates
  - Extending accounts payable with several suppliers
  - Continued implementation of Market Segmentation Analysis to drive SKU reduction
  - Increased Supplier Segmentation to drive further cooperation from suppliers

Our long-term goal is to reduce trade working capital below 10% of sales

[1] Represents monthly average trade working capital excluding cash and short-term debt.

15

Strong 2005 Free Cash Flow Generation

$ in millions

Adjusted EBITDA $138.8

Maintenance Capex (4.8)

Operating Free Cash Flow $134.0

% of Adjusted EBITDA 96.5%

Cash Interest (31.8)

Cash Taxes (18.7)

After-tax Free Cash Flow $83.5

% of Adjusted EBITDA 60.2%

Approximately 60% of Adjusted EBITDA converted to After-tax Free Cash Flow

Working capital improvements will drive additional free cash flow generation

Flexible operating model:

Variable cost structure

Low capital expenditure requirements Efficient working capital management

EPS Growth and Dividend Yield Position UAP to Generate Significant Shareholder Returns

Revenue Growth

Market growth Market share gains Additional growth opportunities:

Private Label Seed Non-crop Fertilizer

Margin Improvement

Cost saving opportunities Improved product mix Economies of scale Private Label

Deleveraging

High Adjusted EBITDA conversion Working capital improvements

Long-term earnings growth objective of 15% plus 3% dividend yield

Selected Discussion Topics

Selected Topics

Seasonality Revisited

Working Capital

Understanding UAP’s Trade Working Capital Average vs. Period End Supplier Prepays Rebates

Seasonality of Business

Mar Jun Sept Dec Mar

Planting

Harvesting

Fertilizer Application

Planting starts in March in southern states and continues through June in northern states Revenue: Farmers purchase seed, some of which has been prepaid

Growers apply chemical treatment (application patterns/mix vary by region) Revenue: Farmers purchase chemicals, some of which have been prepaid

Harvest starts in August and continues as late as November Cash in: Collection of receivables (supplier and customer), grower prepays for upcoming chemicals, seed and fertilizer purchases

Cash out: UAP may selectively prepay suppliers for fertilizer

Growers apply fertilizers in advance of next planting season Revenue: Farmers purchase fertilizer Cash-in: Receivables collection (supplier and customer)

Cash-out: UAP may prepay for early season discounts on seeds and chemicals Cash-in: Receivable collection from supplier

Despite quarterly fluctuations good visibility early on for the full year

Seasonality of Business – 2005 Revenue and Adjusted EBITDA

$ in millions

Planting

Harvesting

Revenues $1,500 $1,000 $500 $0 $(500) $1,259 $78

Q1

Fertilizer Application $51 $704

Q2 $267

Q3 $(28) $277 $38

Q4 $90.0 $70.0 $50.0 $30.0 $10.0 $(10) $(30)

Adjusted EBITDA

Mar Jun Sep Dec Mar

Revenues

Adjusted EBITDA

Despite quarterly fluctuations good visibility early on for the full year

UAP Trade Working Capital 1

$ in millions $552.6 $298.9

Q1 $589.4 $499.9

Q2 $545.5

$447.4

Q3

~$120mm Reduction $53.6 $208.6

Q4

2004 Average $476.2

2005 Average $355.7

2004

2005

2004 Average

2005 Average

1 Trade working capital is defined as working capital excluding cash and short-term debt. See Non-GAAP reconciliation in Appendix.

Understanding UAP’s Trade Working - Capital Customer and Rebate Receivables

$ in millions

Customer Receivables

2004 and 2005 Quarterly Balances $793 $694 $555 $577 $440 $381 $475 $212 $156

Q1 Q2 Q3 Q4

2004

2005

2005 Average

Drivers

Sales growth

Timing of sales (weather) Credit policy Regional climate disruptions

Opportunity

Limited opportunity

Rebate Receivables

2004 and 2005 Quarterly Balances $103

$50 $129 $112 $106 $91 $23 $15 $73

Q1 Q2 Q3 Q4

Drivers

Sales

Early collections

Rebates tend to grow over time

Opportunity

Faster collection from suppliers

Collected $163 million by December 1, 2004

Shift to private labels eliminates rebates

2004 2005 2005 Average

Understanding UAP’s Trade Working Capital -Inventory $ in millions

2004 and 2005 Quarterly Balances $688

$594

Q1 $452 $450

Q2 $491 $475

Q3 $697

$641

$556

Q4

2004

2005

2005 Average

Drivers

Weather delaying sales

Advance of purchase of rescue products Level of supplier prepays

Opportunity

SKU reduction

Supply chain efficiencies

Regional improvement driven by KPI metrics

Understanding UAP’s Trade Working Capital - Supplier Prepay $ in millions

2004 and 2005 Quarterly Balances $39

$0 $28 $14 $42

$14 $58 $149 $62

Q1 Q2 Q3 Q4

2004

2005

2005 Average

Drivers

Discounts offered versus cost of short-term debt Advances from customers

Opportunity

Discretionary—limited opportunity

Understanding UAP’s Trade Working Capital -Accounts Payable $ in millions

2004 and 2005 Quarterly Balances $996

$757 $557

$387 $532

$356 $823

$689

$685

Q1 Q2 Q3 Q4

2004

2005

2005 Average

Drivers

Level of customer advances Level of supplier prepay Supplier early payment discounts

Opportunity

Continue to work with suppliers

Seed growth will drive customer advances

Seasonality of Business – 2005 Trade Working Capital and Revolver $ in millions

Planting

Harvesting

Fertilizer Application $600 $500 $400 $300 $200 $100 $0 $(100) $500 $447

$299

$212 $209 $180

$34

Q1 Q2 Q3 Q4

Mar Jun Sep Dec Mar $(48)

Avg. Trade Working Capital 2005 = $356

Avg. Revolver 2005 = $94

Trade Working Capital

Revolver Balance

Farming season drives quarterly fluctuations

Average vs. Period End Working Capital

Average

- ↑ Direct relationship to debt reduction and equity value growth
- ↑ Driver of available liquidity
- ↑ Accurate measure of capital efficiency for seasonal business
- ↑ Less prone to period end one-off items impact
- ↓ "Non-GAAP" measure
- ↓ Requires more data to calculate

Period End

- ↑ Easy to calculate
- ↑ Standard "Book" approach
- ↓ Impacted by opportunistic business decisions
- ↓ Poor information for seasonal business analysis

Average Trade Working Capital[1]


Average Working Capital ($MM)
% of Net Sales
$739.9
26.7%
$599.3
23.7%
$476.2
19.4%
$355.8
14.2%
FY2002
FY2003
FY2004
FY2005

Free Cash Flow[2]	$237.0	$228.1	$244.3

End-Of-Year Trade Working Capital[1]


Working Capital ($MM)
% of Net Sales
Prepay
Fertilizer Inventory
Higher Receivables On Sales
$35.6
1.3%
$426.6
16.9%
$51.3
4.0%
$208.9
8.4%
FY2002
FY2003
FY2004
FY2005

[1] Represents trade working capital excluding cash and short-term debt.

[2] Defined as Adjusted EBITDA less Capex, plus reduction in working capital. See Non-GAAP reconciliation in Appendix.

28

UAP Voluntary Supplier Prepay Option

Motivator

UAP may prepay for seed, chemical and fertilizer deliveries to lock in discounts of approximately 8%–15% (APR) of price Reduces pricing risk without carrying inventory Amount of prepay depends on:

Discount offered to UAP versus cost of short-term debt/investment opportunity cost Customer advances to UAP

Suppliers are motivated to lock in customers, gain shelf space and inventory commitments

Tends to be discretionary

Supplier prepays are beneficial depending on price and value creation

Key Drivers

Magnitude of Financial Impact

Prepay is a discretionary return-justified short-term cash management decision Incremental EBITDA vs. incremental interest on higher average revolver balance for a short term

Our Framework for Prepay Decision

Discretionary item intended to be funded with revolver draw / cash No implied burden on operating cash flow Timing of cash flow – prepay eliminates a payable – would have been paid in Q1 and Q2

UAP will make selective prepay decisions based on accretive return hurdles

Supplier Rebates

Purpose

Industry standard

Legacy pricing mechanism

Approximately 90% fixed under contracts

Products Covered

Branded chemicals (approximately 90% of all rebates)

Rate creep-up over time due to competition and mix

Branded seed

Rebate Mechanics

Accrued monthly on sales at historic rates

Accrued to rebate receivable

Balance received at regular intervals, and substantially all by end of February of each year

Typically results in income benefit at year-end

Ongoing Improvement Measures

Speeding up collection

Continue working with top suppliers

More private labels = less rebates = working capital opportunities

Rebates are predictable and present a working capital opportunity

UAP

UNITED AGRI PRODUCTS

APPENDIX

Non-GAAP Reconciliation: Trade Working Capital $ in millions

FY 04 FY 05

1ST Qtr 2nd Qtr 3rd Qtr 4th Qtr 1ST Qtr 2nd Qtr 3rd Qtr 4th Qtr

Working Capital $552.6 $589.4 $533.8 $226.3 $264.6 $297.5 $225.9 $256.7

Cash - - - 172.6 7.8 14.6 - 48.2

Checks not Yet - - 11.6 - - 36.7 10.0 -

Presented

Short Term Debt - - - - 42.1 180.3 211.6 0.1

Trade Working Capital 552.6 589.4 545.5 398.9 314.5 529.1 447.4 305.0

Non-GAAP Reconciliation: Free Cash Flow

$ in millions

FY 2003 FY 2004 FY 2005

Adjusted EBITDA $102.8 $120.3 $138.8

Capex (6.4) (15.3) (14.9)

Reduction in Trade Working Capital 140.6 123.1 120.4

Free Cash Flow $237.0 $228.1 $244.3